SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: July 8, 1999
(Date of earliest event reported)

                                 Morgan Stanley Capital I Inc.

            (Exact name of registrant as specified in its charter)

         Delaware                  333-62911-04               13-3291626

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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)

      Incorporation)

                       1585 Broadway, New York, N.Y. 10036

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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000


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ITEM 5.  OTHER EVENTS.

            Attached are certain collateral and structural term sheets (the "Collateral and Structural Term Sheets") furnished to the Registrant by Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Prudential Securities Incorporated (the "Underwriters"), the Underwriters in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1999-CAM1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-62911-04) (the "Registration Statement"). The Registrant hereby incorporates the Collateral and Structural Term Sheets by reference in the Registration Statement.

            The Collateral and Structural Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral and Structural Term Sheets.

            Any statement or information contained in the Collateral and Structural Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit  99  Collateral and Structural Term Sheets.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.

                                   By:  /s/ Russell Rahbany
                                        ___________________

                                      Name:  Russell Rahbany
                                      Title: Vice President

Date:  July 8, 1999


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                                  Exhibit Index

Item  601(a)  of
Regulation  S-K

Exhibit No.      Description                             Page

99               Collateral and Structural Term Sheets


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                                                                      EXHIBIT 99

COLLATERAL AND STRUCTURAL TERM SHEETS